EXHIBIT 10.02

Asphalt Acquisition LLC

August 2, 2012

NuStar Logistics, L.P.
2330 North Loop 1604 W
San Antonio, TX 78248
Attention: Bradley C. Barron, Esq.
Ladies and Gentlemen:

Reference is made to the Purchase and Sale Agreement dated as of July 3, 2012 (the “Purchase and Sale Agreement”) by and among NuStar Energy L.P., a Delaware limited partnership (“Energy”), NuStar Logistics, L.P., a Delaware limited partnership (the “Seller”), NuStar Asphalt Refining, LLC, a Delaware limited liability company (“Refining”), NuStar Marketing LLC, a Delaware limited liability company (“Marketing”), NuStar GP, LLC, a Delaware limited liability company (“GP LLC”), NuStar Asphalt LLC, a Delaware limited liability company (the “Company”), and Asphalt Acquisition LLC, a Delaware limited liability company (the “Investor,” together with the Seller, Energy, Refining, Marketing, the Company and GP LLC, the “Parties”, and each of them, a “Party”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Purchase and Sale Agreement.
The Parties hereby jointly extend the time period in which the Investor may provide notice of its election to have Section 8.2(b) of the Purchase and Sale Agreement apply. Such time period, which was scheduled to end 30 days following the execution of the Purchase and Sale Agreement, is extended to end on August 17, 2012. If the Investor provides such notice during such extended time period, then the Parties shall act in accordance therewith for all purposes as if such notice had been provided in accordance with Section 8.2(b) of the Purchase and Sale Agreement.
Except as expressly set forth herein, this letter agreement will not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the parties to the Purchase and Sale Agreement, and will not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Purchase and Sale Agreement, all of which shall continue in full force and effect.
This letter agreement and any claim, controversy or dispute arising under or related to this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
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IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be duly executed on its behalf as of the date first above written.

ASPHALT ACQUISITION LLC

By:        /s/ Michael Dees
Name: Michael Dees
Title: Authorized Signatory

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Accepted and agreed as of
the date first written above:

NUSTAR LOGISTICS, L.P.

By:    NuStar GP, Inc., its
General Partner

By:     /s/ Steven A. Blank
Name: Steven A. Blank
    Title: Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR ASPHALT REFINING, LLC

By:    /s/ Steven A. Blank
    Name: Steven A. Blank
    Title: Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR MARKETING LLC

By:     /s/ Steven A. Blank
    Name: Steven A. Blank
    Title: Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR ENERGY L.P.

By:    Riverwalk Logistics, L.P., its
    General Partner

    By:    NuStar GP, LLC, its General
Partner

By:     /s/ Steven A. Blank
    Name: Steven A. Blank
    Title: Executive Vice President, Chief
Financial Officer and Treasurer

[signature page to letter agreement]

NUSTAR GP, LLC

By:     /s/ Steven A. Blank
    Name: Steven A. Blank
    Title: Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR ASPHALT LLC

By:    NuStar Logistics, L.P., its sole
    member

    By:    NuStar GP, Inc., its General
Partner

By:     /s/ Steven A. Blank
    Name: Steven A. Blank
    Title: Executive Vice President, Chief
Financial Officer and Treasurer

[signature page to letter agreement]